Exhibit 99.4

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of July 15, 2013 between Solitario Exploration & Royalty Corp., a Colorado corporation (the “Company”), and Brian M. Labadie (“Purchaser”).

1.                  Subscription. Subject to the terms contained herein, the Purchaser hereby subscribes (the “Subscription”) to purchase from the Company, and the Company hereby agrees to issue and sell to the Subscriber, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) in a private placement in reliance on the exemptions from registration provided under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder (“Regulation D”).

2.                  Purchase Price; Closing.

(a)                The Subscriber hereby subscribes to purchase 119,047 shares of Common Stock (the “Shares”) at $0.84 per share for a total purchase price of $99,999.48 (the “Purchase Price”). The price per share is equal to the closing sale price of the Company’s common stock on the NYSE MKT on July 15, 2013.

(b)               The Shares will be issued to Purchaser at the closing of the Offering (as defined below), which shall occur upon the approval of the Company’s request for the additional listing of the Shares issued in connection with the Offering on both the Toronto Stock Exchange and the NYSE MKT (collectively the “Exchanges”).

3.                  The Offering.

(a)                The Shares being offered and sold to as part of a best efforts offering whereby the Company is seeking to raise up to $2,200,000 through the offer and sale of up to 2,619,047 shares of Common Stock at a price of $0.84 per share (the “Offering”). Officers and directors of the Company may participate in the Offering on the same terms and conditions as all other subscribers.

(b)               The Company will use the funds raised in this Offering for general working capital purposes including to provide funding for its Mt. Hamilton project.

4.                  Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this Subscription, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the Subscription Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company) this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

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5.                  Confidentiality. The terms of the Offering have been disseminated to a limited number of persons. The terms of this Offering and information provided to Purchaser in connection herewith is non-public confidential information regarding the Company’s business and its current and planned operations. The Purchaser is prohibited from using such confidential information in order to gain any personal benefit or disclose the information to a third party.

6.                  Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)                The Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The Purchaser understands that the offer and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) and Rule 506 of Regulation D, based in part upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)               The Purchaser, either alone or together with his attorney, accountant, purchaser representative and/or tax advisors, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable him to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

(c)                The Purchaser is acquiring the Shares solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Shares and the Purchaser has no plans to enter into any such agreement or arrangement;

(d)               The Purchaser has had the opportunity to ask questions of, and receive answers from officers and directors of the Company, to review all reports and filings made by the Company with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “SEC Reports”), including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and the risk factors set forth therein, and to obtain additional information regarding the Company and this Offering. The Purchaser has been given access to information regarding the Company and has utilized such access to the Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested. Such information includes the terms and conditions of the Offering, and the plan of operations of the Company’s business and financial condition of the Company contained in the SEC Reports;

(e)                The Purchaser understands and agrees that the purchase of the Shares is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because the Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Shares to the effect that such securities have

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not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. The Offering and the Shares have not been registered or qualified under the applicable securities laws and rules of Canada or the Exchanges. Furthermore, the Shares will include legends in substantially the following forms:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITAS (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE [INSERT DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DATE OF ISSUE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY AND CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

(f)                The Subscriber understands there are substantial restrictions on the transferability of the Shares imposed by the Securities Act and the securities laws of the states in which the Shares are sold. As such, the Purchaser acknowledges the Shares may not be sold or otherwise transferred except (i) in accordance with an effective registration statement under applicable securities laws; or (ii) in accordance with a transaction which, in the opinion of counsel acceptable to the Company, will not be in violation of applicable securities laws. The Purchaser agrees that the Purchaser will not, directly or indirectly, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of the Shares or the Purchaser’s interest in the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part thereof) except in accordance with the terms of this Agreement and in compliance with the registration requirements and any other applicable provisions of the Securities Act (and any other applicable federal securities laws) or any applicable state securities laws, or under valid exemptions therefrom.

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(g)               The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Shares for an indefinite period of time. The Purchaser has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur;

(h)               The Purchaser acknowledges that the Shares have not been recommended by any federal, state or provincial securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the other Transaction Documents. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

(i)                 The Purchaser has a relationship with the Company (its directors, officers, shareholders or employees) or persons acting on its behalf, preexisting the offer of the Shares to the Purchaser, such that the Company is in a position to determine that the undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of his, her or its investment in the Shares, i.e., that he, she or it is a sophisticated investor;

(j)                 The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Shares and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(k)               The Purchaser is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the matters set forth in the SEC Reports and, in particular, the risk factors contained therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(l)                 The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act and has truthfully and accurately completed the Accredited Investor Certificate attached to this Subscription Agreement as Appendix A and will submit to the Company such further assurances of such status as may be reasonably requested by the Company; and

(m)             The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption

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from registration under Federal and state securities laws in connection with the offering of the Shares to Purchaser.

7.                  Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8.                  Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9.                  Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.              Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

11.              Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the courts of the City and County of Denver, State of Colorado, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Colorado, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the courts of the City and County of Denver, State of Colorado, the United States District Court for the District of Colorado and the appropriate appellate courts in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

12.              Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

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13.              Conditions to Closing.  The Company’s obligation to issue and sell the Shares to the Purchaser and the Purchaser’s obligation to purchase the Shares from the Company shall be conditioned on the Company obtaining listing approval for the Shares on both of the Exchanges, subject only to the customary post-closing conditions imposed by such Exchanges in similar circumstances (if any).

14.              Miscellaneous.

(a)                This Subscription Agreement, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)               Each of the Purchaser’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c)                Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)               This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)                Each party hereto shall, from time to time, and at all times hereafter, at the reasonable request of the other party hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

(f)                Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(g)               Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

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IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be executed as of the date set forth above.

PURCHASER:

/s/  Brian M. Labadie

AGREED AND ACCEPTED:

SOLITARIO EXPLORATION AND ROYALTY CORP.

By: /s/  James R. Maronick   July 15, 2013

Name: James R. Maronick Date

Title: CFO

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APPENDIX A

Verification of Status as “Accredited Investor” under Rule 501(a) of Regulation D

By initialing next to each true statement, Purchaser represents and warrants to the Company and its affiliates that he/she is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act as follows:

A. Purchasers Who Are Individuals:

1.     X    I am a natural person (individual) whose own net worth, taken together with the net worth of my spouse, exceeds $1,000,000. Net worth for this purpose means total assets (excluding the value of my principal residence) in excess of total liabilities (excluding the amount of indebtedness secured by my primary residence up to the fair market value of my primary residence (except that if the amount of indebtedness secured by my primary residence at this time exceeds the amount of such indebtedness 60 days ago, other than as a result of the acquisition of my primary residence, the amount of such excess shall be included)). Additionally, indebtedness secured by my primary residence in excess of the value of my home will be deducted from the determination of my net worth.

2.          I am a natural person (individual) who had an individual income in excess of $200,000 in each of the last two years, and who reasonably expects to reach the same income level in the current year.

3.          I am a natural person (individual) who had a joint income with my spouse in excess of $300,000 in each of the last two years, and who reasonably expects to reach the same income level in the current year.

4.          I am a director, executive officer, or manager of the Company.

B. Entity Purchasers:

1.          Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000.

2.          Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Note, whose purchase is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) of Regulation D.

3.          Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

4.          Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

5.          Purchaser is a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934, as amended.

6.          Purchaser is an insurance company as defined in Section 2(13) of the Securities Act.

7.          Purchaser is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

8.          Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

9.          Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

10.          Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and one of the following applies:

_____ • The investment decision has been made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

_____ • The employee benefit plan has total assets in excess of $5,000,000;

_____ • If a self-directed plan, investment decisions are made solely by persons that are accredited investors and all participants and beneficiaries in such plan are accredited investors (See requirements for individuals below).

11.          Purchaser is an entity in which all of the equity owners are accredited investors as defined in Rule 501(a) of Regulation D.